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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
                               _________________

                                    FORM 8-K
                               _________________

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  September 10, 1999

                               _________________

                                AQUARION COMPANY
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                                               06-0852232
(State or Other Jurisdiction of         1-8060                (I.R.S. Employer
Incorporation or Organization)       (Commission            Identification No.)
                                     File Number)
       835 Main Street                                          203-335-2333
Bridgeport, Connecticut  06604                          (Registrant's Telephone
(Address of Principal Executive                          Number, Including Area
         Offices)                                                 Code)


                                 NOT APPLICABLE
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           (For Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

     On September 10, 1999, a complaint relating to the pending merger of Aquarion Company ("Aquarion") with Kelda Group plc (formerly Yorkshire Water plc), was filed by Herbert E. Behrens in the Court of Chancery of the State of Delaware naming Aquarion and its directors as defendants. The complaint is filed herewith as Exhibit 99(a). On September 13, 1999, Aquarion issued a press release, which is filed herewith as Exhibit 99(b).

     The complaint requests that the merger be enjoined preliminarily and permanently, the transaction be rescinded and rescissory damages be awarded to the extent that the merger is consummated prior to the entry of the Court of Chancery's final judgement, the defendants be directed to account to the plaintiff and all other members of the class for all the damages caused to them, the plaintiff be awarded the costs and disbursements of the action including a reasonable allowance for the fees and expenses of plaintiff's attorneys and experts and the plaintiff and other members of the class be granted such other relief as may be just and proper.

     The complaint generally alleges flaws in the auction process. It also alleges that the Aquarion Board of Directors was required to extend the auction process by making an additional inquiry of one of the final bidders as to whether that bidder would further raise its offer. It also suggests that Kelda was tipped by the defendants or their agents as to the amount of the competing bid.

     Aquarion and its directors believe that the complaint is wholly without merit and intend to vigorously defend the action.

     No application for temporary or preliminary relief has been sought and Aquarion expects that its shareholder meeting to vote on the merger called for 9:30 a.m. on September 21, 1999 at People's Bank, 850 Main Street, will proceed as scheduled.

Item 7.  Exhibits

   99(a) Class Action complaint filed in the Court of Chancery of the State of Delaware in and for New Castle County by Herbert E. Behrens against Aquarion Company, George W. Edwards, Jr., Richard K. Schmidt, Janet D. Greenwood, John A. Urquhart, G. Jackson Ratcliffe, Geoffrey Etherington, Edgar G. Hotard, and Jack E. McGregor and

   99(b) Press Release dated September 13, 1999.
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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:     September 13, 1999

                                         AQUARION COMPANY
                                          (Registrant)


                                         By:/s/ Janet M. Hansen
                                            ----------------------------------
                                            Janet M. Hansen
                                            Vice President, Chief
                                            Financial Officer and Treasurer
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                                  EXHIBIT LIST

  99(a) Class Action complaint filed in the Court of Chancery of the State of Delaware in and for New Castle County by Herbert E. Behrens against Aquarion Company. George W. Edwards, Jr., Richard K. Schmidt, Janet
           D. Greenwood, John A. Urquhart, G. Jackson Ratcliffe, Geoffrey Etherington, Edgar G. Hotard, and Jack E. McGregor and

  99(b)    Press Release dated September 13, 1999.